                                                                   Exhibit 10.05

                                  AMENDMENT TO
                           RESTRICTED STOCK AGREEMENT


         THIS AMENDMENT TO RESTRICTED STOCK AGREEMENT is entered into as of this 1st day of February, 1999, by and between HMI Industries Inc., a Delaware corporation (the "Company") and Robert M. Benedict, Jr. (the "Employee").

         WHEREAS, the Company and the Employee entered into a Restricted Stock Agreement (the "Agreement") dated April 1, 1998; and

         WHEREAS, both parties desire to amend such agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and the Employee hereby amend the Agreement as follows:

         1. Subsection 2(d) shall be deleted in its entirety.

         2. Except as specifically amended hereby, all the terms and provisions of the Agreement shall be and remain in full force and effect.

         IN WITNESS WHEREOF, the Company and Employee have executed this Amendment to the Restricted Stock Agreement as of the date indicated above.



                                       HMI INDUSTRIES INC.



                                       By: /s/ Carl H. Young
                                       --------------------------

                                       /s/ Robert M. Benedict, Jr.
                                       --------------------------
                                       Robert M. Benedict, Jr.

                                                                   Exhibit 10.05


                                  AMENDMENT TO
                           RESTRICTED STOCK AGREEMENT


         THIS AMENDMENT TO RESTRICTED STOCK AGREEMENT is entered into as of this 1st day of February, 1999, by and between HMI Industries Inc., a Delaware corporation (the "Company") and Carl H. Young (the "Employee").

         WHEREAS, the Company and the Employee entered into a Restricted Stock Agreement (the "Agreement") dated March 25, 1998; and

         WHEREAS, both parties desire to amend such agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and the Employee hereby amend the Agreement as follows:

         1. Subsection 2(d) shall be deleted in its entirety.

         2. Except as specifically amended hereby, all the terms and provisions of the Agreement shall be and remain in full force and effect.

         IN WITNESS WHEREOF, the Company and Employee have executed this Amendment to the Restricted Stock Agreement as of the date indicated above.



                                       HMI INDUSTRIES INC.



                                       By: /s/ Carl H. Young
                                           -------------------

                                       /s/ Carl H. Young
                                       -----------------------
                                       Carl H. Young

                                                                   Exhibit 10.05

                                  AMENDMENT TO
                           RESTRICTED STOCK AGREEMENT


         THIS AMENDMENT TO RESTRICTED STOCK AGREEMENT is entered into as of this 1st day of February, 1999, by and between HMI Industries Inc., a Delaware corporation (the "Company") and Julie A. McGraw (the "Employee").

         WHEREAS, the Company and the Employee entered into a Restricted Stock Agreement (the "Agreement") dated April 1, 1998; and

         WHEREAS, both parties desire to amend such agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and the Employee hereby amend the Agreement as follows:

         1. Subsection 2(d) shall be deleted in its entirety.

         2. Except as specifically amended hereby, all the terms and provisions of the Agreement shall be and remain in full force and effect.

         IN WITNESS WHEREOF, the Company and Employee have executed this Amendment to the Restricted Stock Agreement as of the date indicated above.



                                       HMI INDUSTRIES INC.



                                       By: /s/ Carl H. Young
                                           -------------------

                                       /s/ Julie A. McGraw
                                       -----------------------
                                       Julie A. McGraw

                                                                   Exhibit 10.05

                                  AMENDMENT TO
                           RESTRICTED STOCK AGREEMENT


         THIS AMENDMENT TO RESTRICTED STOCK AGREEMENT is entered into as of this 1st day of February, 1999, by and between HMI Industries Inc., a Delaware corporation (the "Company") and James Malone (the "Employee").

         WHEREAS, the Company and the Employee entered into a Restricted Stock Agreement (the "Agreement") dated March 25, 1998; and

         WHEREAS, both parties desire to amend such agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and the Employee hereby amend the Agreement as follows:

         1. Subsection 2(d) shall be deleted in its entirety.

         2. Except as specifically amended hereby, all the terms and provisions of the Agreement shall be and remain in full force and effect.

         IN WITNESS WHEREOF, the Company and Employee have executed this Amendment to the Restricted Stock Agreement as of the date indicated above.



                                       HMI INDUSTRIES INC.



                                       By: /s/ Carl H. Young
                                           -------------------

                                       /s/ James Malone
                                       -----------------------
                                       James Malone